WEBSITE LINKING AND PROMOTION AGREEMENT

Dated  as of      ("Effective Date")       Agreement No. DEN-980416-5204
            -----
          NETTAXI,  INC.                   PI  GRAPHIX,  INC.
                                           ("PI  GRAPHIX")
Address:                                   Address: 517 Boccaccio Avenue
                                           Venice,  CA  90291
Contact:  Dean  Rositano                   Contact:  Lawrence  Weisdorn
Phone:    480.879.9880 Ext. 102            Phone:  310.301.6733
Fax:                                       Fax:  310.301.6730
Email Address: dean@nettaxi.com            E-Mail Address:lawrencewpigraphix.com


This Agreement may refer to PI Graphix or to NetTaxi as a "Party" or PI Graphix and NetTaxi together as "Parties" to this Agreement.

1. PURPOSE. NetTaxi provides an entertainment, education, and information service as a part of its NetTaxi Systems ("NETTAXI SERVICE") on numerous sites ("NETTAXI SITES") on the World Wide Web ("WWW") part of the Internet. PI Graphix provides electronic commerce systems and related information services on the WWW ("PI GRAPHIX SITE(S)"). NetTaxi and PI Graphix desire to provide links to the other's sites (collectively, "SITES") and engage in other activities on the terms and conditions set forth in this Agreement.

2.     RESPONSIBILITIES  OF  THE  PARTIES.

2.1  Linking.
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     (a)     PI  Graphix  shall:
             ------------------

          (i) Manage, maintain, handle all electronic commerce transaction, and provide all customer services relating to PI Graphix's sites;

          (ii) Establish and maintain prominent hypertext links ("SITE LINKS") from the PI Graphix Sites to the NetTaxi Sites maintained by PI Graphix as mutually agreed to by the Parties;

          (iii) Provide a logo and hypertext mark-up language ("HTML") that together shall be displayed in the PI Graphix area of the NetTaxi Site ("PI GRAPHIX BUTTON");

          (iv) Use reasonable commercial efforts to provide NetTaxi monthly sales, usage and demographic data available regarding use of the Sites in relevant categories; and,

          (v) Work with NetTaxi, on an ongoing basis, to identify areas within the PI Graphix sites where it would be appropriate to provide Site links to the NetTaxi Sites based on users seeking local information of a type included in the NetTaxi Sites.

     (b)     NetTaxi  shall:
             --------------

          (i) In cooperation with PI Graphix, produce Co-branded versions of the NetTaxi Sites' to be maintained on the NetTaxi servers for users to have access to the PI Graphix Site. Such Co-branded Pages shall include a graphic provided by PI Graphix to be displayed in the size agreed to by the Parties and will be similar in all respects to the primary NetTaxi home pages with the exception of the addition of the prominently placed PI Graphix logo. The information accessed through the Co-branded Pages will include but not be limited to: the PI Graphix 3Dshopping.com areas and related information and sites. The Co-branded Pages shall provide a Site link back to the PI Graphix site of origin. A "Back Button" shall be used to accomplish the Site links back. Such Back Buttons shall be

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comprised of a graphic provided by PI Graphix and shall be displayed in the size specified  by  PI  Graphix  and  agreed  upon  by  NetTaxi;

          (ii) Establish and maintain prominent Site links from its NetTaxi Sites to PI Graphix Site including but not limited to: the PI Graphix area in the format of the PI Graphix Button and as mutually agreed to by the Parties;

          (iii) Work with PI Graphix, on an ongoing basis, to identify areas within the NetTaxi Site where it would be appropriate to provide Site links to the PI Graphix Sites based on users seeking information of a type included in the PI Graphix's Sites; and

          (iv) Use reasonable commercial efforts to provide PI Graphix monthly usage and demographic data available regarding use of the PI Graphix Sites in relevant categories.

2.2     Licenses.  Each  Party grants to the other Party during the term of this
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Agreement a non-exclusive, royalty-free, world-wide right and license to use its trade names, trademarks, service names and service marks ("MARKS") in compliance with any guidelines which may be provided from time to time. Such use shall be solely in connection with the NetTaxi Site and PI Graphix Sites, including, but not limited to, use for promotion and demonstration purposes. Each Party agrees to maintain a standard of quality for any services offered under the other Party's Marks commensurate with standards previously achieved and maintained by the other Party or as may be set by the other Party from time to time. Each Party has the right to inspect the services offered by the other Party under the inspecting Party's Marks and may terminate this trademark license grant as set forth in Section 4 of this agreement. The Parties agree to cooperate with the other in facilitating the monitoring and control of the other's Marks. Nothing in this Agreement shall be deemed to grant to the other Party any ownership interest in the Marks.

2.3  Promotional  Efforts.
     --------------------

2.3.1 The Parties agree to work together in identifying and pursuing promotional activities designed to enhance the value of their respective Sites. These efforts may include the development of a joint co-marketing program that will allow each Party to access the other's customers/clients, participation in public relations activities, use of each other's Marks on specific targeted creative advertising executions, press releases, agreed upon advertising placement within each other's Sites, and other promotions that benefit both
Parties. NetTaxi will be responsible for the placement and promotion of banners, editorials, hyperlinks, etc., within NetTaxi's local commerce community. PI Graphix will provide NetTaxi with the graphics for the Banners and hyperlinks and with raw data and research material.

2.3.2 Each Party will submit to the other Party, for its prior written approval, which shall not be unreasonably withheld or delayed, any marketing, advertising, press releases, and all other promotional materials related to the NetTaxi Sites or the PI Graphix Sites that reference the other Party and/or its Marks (the "MATERIALS"). Each Party shall solicit and reasonably consider the views of the other Party in designing and implementing such Materials. Once approved, the Materials (other than press releases) may be used by a Party for the purpose of promoting the NetTaxi Sites or the PI Graphix Sites contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn (which either Party may do at its sole discretion), existing inventories of Material may be depleted. Notwithstanding the foregoing, either Party may issue press releases and other disclosures as required by law or as reasonably advised by legal counsel without the consent of the other Party and, in such event, prompt notice thereof shall be provided to the other Party.

2.4  General.
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2.4.1     Each  Party shall be solely responsible for supplying and managing its
Site(s) at its own expense and neither Party shall have any obligations whatsoever with respect to the Site(s) of the other. Each Party shall manage, review, delete, edit, create, update and otherwise manage all content and services available on or

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through  its respective Site(s).   Neither Party has any obligation to the other
Party  to  pre-screen  content  posted  by  users  of  its  Site(s).

2.4.2 Neither Party shall be required to provide any personal information regarding specific users, including, without limitation, their names and addresses or any other information the provision of which could violate any privacy or other rights of users or third-parties. Neither Party will be required to include in any reports any information the provision of which to the other would cause such Party to violate any law, rule or regulation or any contractual or legal obligation of such Party to any other person.

2.4.3 Each Party shall: (1) provide the other with specified graphic files and Site link addresses and notify the other in advance of any changes in its URL(s) and, (ii) if developed and maintained by a Party, provide a Site link from such Party's appropriate business alliance index (or similar link listing index) to the other Party's Site(s).

2.4.4 Each Party shall promptly inform the other of (i) any information related to its Site(s) that could reasonably lead to a claim, demand, or liability of or against the other Party by any third-party; and (ii) any changes in its Sites which would substantially change the content in any area to which the other Party has linked.

2.4.5 Each Party retains the right, in its sole discretion, to immediately cease linking to the other Party's Site if in such Party's opinion, the other Party's Site(s) infringes on or violates any applicable law or regulation; any proprietary right of any third-party; or is defamatory, obscene, offensive or controversial. Notwithstanding any exercise of, or failure to exercise, such right, each Party shall have the sole and exclusive responsibility for its respective Site(s).

2.4.6 Neither Party will place advertising on the Co-branded Pages for entities which are direct competitors of the other (such as other high-speed Internet service providers, cable service providers or providers of locally focused online entertainment, education and information services which are not owned or controlled by the Party) or advertising for weapons, tobacco products, distilled spirits, or services related to sexual themes or content.

2.4.7 PI Graphix shall retain all right, title, and interest in and to the PI Graphix Sites. NetTaxi shall retain all right, title, and interest in and to the NetTaxi Site. Unless otherwise agreed to in writing, if content is jointly created by the Parties, the intellectual property rights to such content shall be jointly owned by the Parties. Neither Party shall license to any third-party such jointly owned content without the other's written approval.

2.5     Caching.      PI  Graphix  hereby  grants  to NetTaxi during the term of
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this  Agreement  a  nonexclusive,  royalty-free, worldwide license to reproduce, distribute, perform and display, in whole or in part, the content on the PI Graphix Site on, from, and in connection with, any NetTaxi Sites and for promotion and demonstration purposes provided however, that a party licensing jointly owned content after the termination of this Agreement shall not be required to account for, or share any royalties, license fees or other compensation received from the license of jointly owned content.

3     FEES/PAYMENT.

3.1 The parties agree to make payments as set forth in the Fee/Payments Schedule attached hereto.

3.2 Other than for payments of fixed amounts, payment of all amounts due under this Agreement shall be made by the responsible Party within thirty (30) days of the end of each quarter representing payments for the preceding calendar quarter when such payments accumulate to or exceed REDACTED or within thirty (30) days of from the expiration or termination of the Agreement. Reports containing sufficient information for the calculation of such amounts will be provided to the Party receiving payment. In the event there is a dispute regarding the amount due, upon reasonable request, a Party will provide copies of all records or other documentation relevant to the calculation of such amounts. The Parties agree to maintain records supporting

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fees  payable by either Party for a period REDACTED following the date that  the payment was made. The relevant portion of such records and accounts shall be available for inspection and audit by an auditing Party or its representative (but not more than once in REDACTED during regular business hours and upon reasonable advance written notice.

3.3     Each  Party  agrees  to  pay  directly  taxes  it  incurs under the law.

4     TERM/TERMINATION.

4.1 The initial term of this Agreement shall begin on the Effective Date and shall continue for a period of REDACTED from the date the Co-branded Pages and the Back Button are operational ("INITIAL TERM"). This Agreement shall be automatically extended for successive REDACTED periods (each a "RENEWAL TERM") unless the Agreement has been terminated in accordance with this Section 4.

4.2 Either Party may terminate this Agreement at any time in the event of a material breach by any of the other Parties which remains uncured after fifteen
(15) days' written notice thereof. Either Party may terminate this Agreement for any reason, in whole or in part, without liability to the other Party upon sixty (60) days written notice to the other Party.

4.3 Notwithstanding anything to the contrary herein, upon written notice, either Party may immediately terminate this Agreement, in whole or in part, without liability to the other Party if such Party cancels their Site(s) or any component thereof necessary to offer the Site links as contemplated hereby.

5     CONFIDENTIALITY.

5.1 Each Party acknowledges and agrees that any and all information relating to the other Party's business and not publicly known, including without limitation, the contents of this Agreement, technical processes and formulas, source codes, names, addresses and information about users and advertisers, product designs, sales, costs and other unpublished financial information, product plans, and marketing data is confidential and proprietary information. Each Party agrees that it shall take reasonable steps, at least substantially equivalent to the steps as it takes to protect its own proprietary information, during the term of this Agreement, and for a period of one (1) year following expiration or termination of this Agreement, to prevent the duplication or disclosure of any such confidential or proprietary information, other than by or to its employees or agents who must have access to such information to perform such Party's obligations hereunder, who shall each treat such information as provided herein, and as may be required by either of the Parties for public or private financing. To the extent that such information is publicly known, already known by, or previously in the possession of the non-disclosing Party; is independently developed by the non-disclosing Party; is thereafter rightly obtained by the non-disclosing Party from a source other than the disclosing Party; or is required to be disclosed by law, regulation, or court order; then there shall be no restriction of the use of such information.

5.2 Upon the termination or expiration of this Agreement, (i) each Party shall promptly return or certify as to the destruction of all confidential and proprietary information and other information, documents, manuals, equipment and other materials belonging to the other Party; (ii) each Party shall immediately cease using all materials of the other Party in any form, and (iii) all licenses granted herein shall terminate. In the event of a partial termination, all terms and conditions of this Agreement shall remain in full force and effect with respect to rights and obligations not affected by the partial termination.

6     REPRESENTATIONS,  WARRANTIES  AND  INDEMNIFICATION.

6.1     Representations and Warranties.       Each Party represents and warrants
        ------------------------------
to the other that (i) its Site(s) are or will be functional Internet site(s) accessible to subscribers and users of the Internet; (ii) the Sites do not and will not knowingly contain any content, materials, advertising or services that infringe on or violate any applicable law or regulation, any proprietary right of any third-party (including copyright, trademark, patent, and trade secret), or which is defamatory; (iii) it has the right and authority to enter into and perform all obligations under this Agreement; (iv) it shall comply with all applicable laws, statutes, ordinances, rules and regulations with respect

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to  its  Site(s); (v) its site and electronic commerce apparatus are "year 2000"
compliant and can process dates including year 2000 and beyond and will not crash, slow down or fail to operate as the normal course as a result of its inability to properly process date information. In the event of an error, delay, defect, breakdown or failure of its Site, the Party's obligation shall be limited to the use of reasonable diligence under the circumstances to restore its Site(s) to operation.

6.2     Indemnity.      Each  Party  will  defend,  indemnify,  save  and  hold
        ---------
harmless the other Party's Affiliates, and their officers, directors, agents, and employees from any and all third-party claims, demands, liabilities, costs or expenses, including reasonable attorney's fees ("LIABILITIES"), resulting from the indemnifying Party's breach of any material duty, representation, or warranty contained in this Agreement, except there shall be no obligation to indemnify, defend, save and hold harmless where Liabilities result from the gross negligence or knowing and willful misconduct of the other Party. Each
Party agrees to (i) promptly notify the other Party in writing of an indemnifiable claim and (ii) give the other Party the opportunity to defend or negotiate a settlement of any such claim at such other Party's expense and cooperate fully with the other Party, at that other Party's expense, in defending or settling such claim. Each Party reserves the right, at its own expense, to participate in the defense of any matter otherwise subject to indemnification by the other Party.

6.3 PI Graphix further represents and warrants that the Electronic Commerce Transactions by it or its assignees and transaction processing apparatus shall be secure and no third parties or unauthorized PI Graphix employees shall have access to, or obtain credit card numbers, bank information, account numbers or other financial information from Nettaxi members engaging in electronic transactions through PI Graphix Sites or Electronic Commerce apparatus.

7     LIMITATION  OF  LIABILITY  AND  DISCLAIMER.

7.1     LIABILITY.     EXCEPT  FOR  THE INDEMNIFICATION OBLIGATIONS SPECIFICALLY
        ---------
SET FORTH IN SECTIONS 5 AND 6.2 OF THIS AGREEMENT OR DAMAGES FOR PERSONAL INJURY OR PROPERTY DAMAGE, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR (1) DIRECT DAMAGES IN EXCESS OF FIVE THOUSAND DOLLARS ($5,000.00); OR (2) ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES) ARISING FROM THIS
AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS, EXCEPT THAT EITHER PARTY SHALL BE ENTITLED TO RECEIVE CONSEQUENTIAL DAMAGES FOR A BREACH OF SECTION 5 (CONFIDENTIALITY) OR BREACH OF
ANY LICENSES GRANTED UNDER THIS AGREEMENT IN AN AMOUNT NOT TO EXCEED FIVE THOUSAND DOLLARS ($5,000.00).

7.2     NO  ADDITIONAL  WARRANTIES.      EXCEPT  AS  EXPRESSLY SET FORTH IN THIS
        --------------------------
AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY MATTER SUBJECT TO THIS AGREEMENT, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

8     GENERAL  PROVISIONS.

8.1     Amendment.      No  change,  amendment or modification of any provisions
        ---------
of this Agreement shall be valid unless set forth in a written instrument signed by all Parties. This Agreement sets forth the entire agreement and supersedes any and all prior agreements, written or oral, of the Parties with respect to the transactions set forth herein.

8.2     Assignment.      Neither  this  Agreement,  nor  any rights hereunder in
        ----------
whole or in part, shall be assignable or otherwise transferable by either Party without the express written consent of the other; provided that NetTaxi may assign this Agreement: (i) to any successor in interest to all or substantially all of its Service, (ii) to any parent, subsidiary, or Affiliate of NetTaxi, and/or (iii) to any joint venture with Time Warner for the provision

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of  broadband  information  services,  if  such assignee agrees in writing to be bound by the terms and conditions of this Agreement. For purposes of this Agreement, the term "AFFILIATE" means any entity wholly owned by NetTaxi or which, directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, NetTaxi. For purposes of this paragraph, "control" means (i) in the case of corporate entities, direct or indirect ownership of more than twenty (20%) of the stock or shares entitled to vote for the election of the board of directors or other governing body of the entity; or (ii) in the case of non-corporate entities, direct or indirect ownership of more than twenty (20%) of the equity interest.

8.3     Compliance with Laws.      This Agreement and the Parties' actions under
        --------------------
this Agreement shall comply with all applicable federal, state, and local laws, rules, regulations, court orders, and governmental or regulatory agency orders.

8.4     Construction.      In  the  event  that  any provision of this Agreement
        ------------
conflicts with the law under which this Agreement is to be construed, or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and the remainder of this Agreement shall remain in full force and effect.

8.5     Dispute  Resolution.      Any claim, controversy, or dispute between the
        -------------------
Parties, their Affiliates, their approved assignees, agents, employees, officers, or directors ("DISPUTE") shall be resolved by arbitration conducted by a single arbitrator engaged in the practice of law and familiar with the subject matter of the Dispute, under the then current rules of the American Arbitration Association ("AAA"). The arbitrator shall have authority to award injunctive relief and/or compensatory damages only, as allowed herein. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof. The prevailing Party, as determined by the arbitrator, shall be entitled to an award of reasonable attorneys' fees and costs. The arbitration shall occur in the City and State of the Party against whom the arbitration is brought, and the laws of the State of California shall govern the construction and interpretation of the Agreement. It is expressly agreed that the arbitrator shall be authorized to issue injunctive relief pending a final arbitration decision and either Party may seek a temporary restraining order from an appropriate court of law for a period of time needed for the designation of an arbitrator and the arbitrator's assuming responsibility for the Dispute including whether to issue injunctive relief pending a final arbitration decision.

  8.6     Independent  Contractors.      The  Parties  to  this  Agreement  are
          ------------------------
independent contractors. No Party is an agent, representative, or partner of the other Party. No party shall have any right, power or authority to enter into any agreement for, or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

8.7     No  Waiver.      The  failure  of either Party to insist upon or enforce
        ----------
strict performance by the other Party, of any provision of this Agreement, or to exercise any right under this Agreement, shall not be construed as a waiver or relinquishment of such Party's right to enforce any such provision or right in any other instance.

8.8     Notice.     Any  notice,  approval, request, authorization, direction or
        ------
other communication under this Agreement shall be given in writing and shall be deemed to have been delivered and given for all purposes (i) on the delivery date if delivered by electronic mail; (ii) on the delivery date if delivered personally to the Party to whom the same is directed; (iii) one (1) business day after deposit with a commercial overnight carrier with written verification of receipt; or (iv) five (5) business days after the mailing date whether or not actually received, if sent by U. S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available to the Contact at the address of the Party to whom the same is directed.

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IN  WITNESS  WHEREOF,  the Parties hereto have executed this Agreement as of the date  first  above  written.

NETTAXI                              PI  GRAPHIX


Signatory:                           Signatory:

Title:                               Title:
Date:                                Date:







                        CONFIDENTIAL  AND  PROPRIETARY
The contents of this document are confidential and proprietary and may not be disclosed to any person who does not have a need to know.

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                              FEE/PAYMENT SCHEDULE
                              --------------------


NetTaxi and PI Graphix agree to equally split the gross sales commission received from third parties for sales of products and services from the Co-branded pages. PI Graphix will pay NetTaxi its portion of the Commission on a monthly basis. NetTaxi shall have administrative access into PI Graphix's financial transaction web server for confirmation of sales reporting.






                        CONFIDENTIAL  AND  PROPRIETARY
The contents of this document are confidential and proprietary and may not be disclosed to any person who does not have a need to know.


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